Exhibit 99.1
For Release May 23, 2013
1:05 p.m. Pacific
PRESS RELEASE
Investor Contact:
Jane Underwood
Infoblox
408.986.5493
junderwood@infoblox.com

Media Contact:
Emily Dunlop
Infoblox
408.986.5527
edunlop@infoblox.com

Infoblox Reports Third Quarter of Fiscal 2013 Results
Company Achieves 34% Year-over-Year Revenue Growth
SANTA CLARA, Calif., May 23, 2013 — Infoblox (NYSE:BLOX), the automated network control company, today reported its financial results for its third fiscal quarter ended April 30, 2013. Total net revenue for the third quarter of fiscal 2013 was a record $58.0 million, an increase of 34% on a year-over-year basis.
On a GAAP basis, the Company reported a net loss of $0.3 million, or $0.01 loss per fully diluted share, for the third quarter of fiscal 2013, compared with a net loss of $1.0 million, or $0.07 loss per fully diluted share, for the third quarter of fiscal 2012.
The Company reported non-GAAP net income of $6.0 million, or $0.11 diluted earnings per share on a non-GAAP weighted average share basis, for the third quarter of fiscal 2013, compared with non-GAAP net income of $2.2 million, or $0.05 diluted earnings per share on a non-GAAP weighted average share basis, for the third quarter of fiscal 2012. The GAAP to non-GAAP reconciling items for the third quarters of fiscal 2013 and 2012 can be found in the "Reconciliation of GAAP to non-GAAP Financial Measures" attached to this press release.
“We are very pleased with the strong financial results we are reporting for the third quarter,” said Robert Thomas, president and chief executive officer. “We executed well, achieving revenue growth of 34% year-over-year, despite a challenging global economy. We believe the outperformance in the quarter was driven by the compelling value proposition that our solutions deliver, which help networks become more available, automated and secure. Going forward, we are very encouraged by our growth prospects. Our competitive position remains strong, our pipeline is healthy, and we have a large and growing customer base.”
“Infoblox continued to deliver strong product revenue growth, which increased 37% year-over-year,” said Remo Canessa, chief financial officer. “In the quarter, we saw strong demand across all geographic regions, with no major concentration in any particular verticals. We also had a strong quarter from a profitability perspective, with non-GAAP gross margin, operating margin and earnings per share all exceeding our previous targets. Infoblox's balance sheet was further strengthened, as we exited the third quarter with $192 million in cash, cash equivalents and short-term investments.”

Financial Outlook
Infoblox is providing an outlook of anticipated results for the fourth quarter ending July 31, 2013 and updating its outlook for the year ending July 31, 2013. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the fourth fiscal quarter ending July 31, 2013, the Company currently expects:
•Total net revenue in the range of $58 million to $59 million;
•Non-GAAP gross margin to be approximately 78%;
•Non-GAAP operating margin in the range of 8% to 9%; and
•Non-GAAP diluted net income per share ("non-GAAP EPS") to be in the range of $0.08 to $0.09, assuming approximately 55.3 million shares on a non-GAAP diluted weighted average basis.
For the fiscal year ending July 31, 2013, the Company currently expects total net revenue in the range of $220 million to $221 million.
All forward-looking non-GAAP measures exclude estimates for stock-based compensation expenses and amortization of intangible assets. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis.
About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP EPS and non-GAAP weighted average shares outstanding. We also provide fourth fiscal quarter 2013 and fiscal year 2013 guidance for non-GAAP gross margin, non-GAAP operating margin, non-GAAP EPS and non-GAAP weighted average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation and related payroll tax expenses from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted average shares outstanding. Non-GAAP diluted weighted average shares outstanding was computed to give effect to the conversion of all outstanding convertible preferred stock including the exercise of related preferred stock warrants and the exercise of certain common stock warrants which occurred upon the closing of our IPO on April 25, 2012, as if conversion or exercise had occurred at the beginning of the period of issuance.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, May 23, 2013, at 1:30 p.m. PDT/4:30 p.m. EDT to discuss its fiscal third quarter 2013 financial results. To access the call, investors may dial 800-230-1096 (domestic) or 612-288-0329 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available on our website and a taped replay will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 292385.
About Infoblox
Infoblox (NYSE:BLOX) delivers Automated Network Control solutions, the fundamental technology that connects end users, devices and networks. These solutions enable more than 6,500 enterprises and service providers to transform and scale complex networks. Infoblox helps take the burden of complex network control out of human hands, reduce costs, and increase accuracy and uptime. Infoblox is headquartered in Santa Clara, California and has operations in 25 countries.
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Cautionary Statement
The statements in this release regarding our competitive position, the market's growing adoption of our automated network control solutions as well as the statements regarding our growth prospects contained in the quotes of our chief executive officer and all statements under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter, changes in demand for automated network control solutions, the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, including the final prospectus related to our initial public offering, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of May 23, 2013, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this May 23, 2013 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	April 30, 2013	January 31, 2013	April 30, 2012	April 30, 2013	April 30, 2012
Net revenue:
Products and licenses	$33,596	$30,807	$24,558	$91,501	$70,796
Services	24,439	23,632	18,866	70,478	53,370
Total net revenue	58,035	54,439	43,424	161,979	124,166
Cost of revenue:
Products and licenses	7,786	7,100	6,004	20,726	15,728
Services	4,910	4,542	3,781	13,701	11,088
Total cost of revenue	12,696	11,642	9,785	34,427	26,816
Gross profit	45,339	42,797	33,639	127,552	97,350
Operating expenses:
Research and development	10,976	10,593	8,987	31,783	26,872
Sales and marketing	28,138	29,108	21,691	82,877	61,969
General and administrative	6,195	5,493	3,757	17,346	11,150
Total operating expenses	45,309	45,194	34,435	132,006	99,991
Income (loss) from operations	30	(2,397)	(796)	(4,454)	(2,641)
Other expense, net	(45)	(220)	(449)	(371)	(788)
Loss before provision (benefit) for income taxes	(15)	(2,617)	(1,245)	(4,825)	(3,429)
Provision (benefit) for income taxes	242	629	(226)	1,068	435
Net loss	$(257)	$(3,246)	$(1,019)	$(5,893)	$(3,864)

Net loss per share - basic and diluted	$(0.01)	$(0.07)	$(0.07)	$(0.12)	$(0.32)

Weighted average shares used in computing basic and diluted net loss per share	49,261	47,827	14,266	47,696	12,140

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - GAAP BASIS
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	April 30, 2013	January 31, 2013	April 30, 2012	April 30, 2013	April 30, 2012
Net loss	$(257)	$(3,246)	$(1,019)	$(5,893)	$(3,864)
Other comprehensive income
Unrealized holding gains on short-term investments arising during the period, net of tax and reclassifications adjustments for amounts included in net loss	30	56	—	26	—
Comprehensive loss	$(227)	$(3,190)	$(1,019)	$(5,867)	$(3,864)

INFOBLOX INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	April 30, 2013	January 31, 2013	April 30, 2012	April 30, 2013	April 30, 2012
Gross Profit Reconciliation:
GAAP gross profit	$45,339	$42,797	$33,639	$127,552	$97,350
Stock-based compensation expense	387	376	138	1,191	341
Amortization of intangible assets	254	254	325	762	980
Non-GAAP gross profit	$45,980	$43,427	$34,102	$129,505	$98,671
Gross Margin Reconciliation:
GAAP gross margin	78.1%	78.6%	77.5%	78.7%	78.4%
Stock-based compensation expense	0.7%	0.7%	0.3%	0.7%	0.3%
Amortization of intangible assets	0.4%	0.5%	0.7%	0.5%	0.8%
Non-GAAP gross margin	79.2%	79.8%	78.5%	79.9%	79.5%
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$30	$(2,397)	$(796)	$(4,454)	$(2,641)
Stock-based compensation expense	5,650	5,618	2,543	16,190	6,280
Amortization of intangible assets	581	581	652	1,743	2,213
Non-GAAP operating income	$6,261	$3,802	$2,399	$13,479	$5,852
Operating Margin Reconciliation:
GAAP operating margin	0.1%	(4.4%)	(1.8%)	(2.7%)	(2.1%)
Stock-based compensation expense	9.7%	10.3%	5.8%	10.0%	5.0%
Amortization of intangible assets	1.0%	1.1%	1.5%	1.1%	1.8%
Non-GAAP operating margin	10.8%	7.0%	5.5%	8.4%	4.7%
Net Income (Loss) Reconciliation:
GAAP net loss	$(257)	$(3,246)	$(1,019)	$(5,893)	$(3,864)
Stock-based compensation expense	5,650	5,618	2,543	16,190	6,280
Amortization of intangible assets	581	581	652	1,743	2,213
Non-GAAP net income	$5,974	$2,953	$2,176	$12,040	$4,629

Non-GAAP EPS	$0.11	$0.06	$0.05	$0.23	$0.11
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares outstanding used in calculating GAAP diluted net loss per share	49,261	47,827	14,266	47,696	12,140
Additional dilutive securities for non-GAAP income	4,769	4,814	5,435	5,546	4,672
Conversion of convertible preferred stock and other	—	—	25,060	—	26,498
Weighted-average shares outstanding used in calculating non-GAAP diluted net income per share	54,030	52,641	44,761	53,242	43,310

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	April 30, 2013	July 31, 2012
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$96,261	$156,613
Short-term investments	95,438	—
Accounts receivable, net	33,384	26,819
Inventory	4,195	2,560
Deferred tax assets	1,686	1,577
Prepaid expenses and other current assets	5,062	4,159
Total current assets	236,026	191,728
Property and equipment, net	18,984	6,498
Restricted cash	3,504	3,803
Intangible assets, net	6,075	7,817
Goodwill	32,726	32,726
Other assets	327	411
TOTAL ASSETS	$297,642	$242,983
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$13,538	$11,607
Accrued compensation	12,601	10,295
Deferred revenue, net	64,562	56,184
Total current liabilities	90,701	78,086
Deferred revenue, net	27,508	20,483
Deferred tax liability	1,636	1,494
Other liabilities	7,062	845
TOTAL LIABILITIES	126,907	100,908
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000,000 shares authorized as of April 30, 2013 and July 31, 2012; no shares issued or outstanding as of April 30, 2013 and July 31, 2012	—	—
Common stock, $0.0001 par value per share—100,000,000 shares authorized; 49,805,539 shares and 45,737,770 shares issued and outstanding as of April 30, 2013 and July 31, 2012	5	5
Additional paid-in capital	284,733	250,206
Accumulated other comprehensive gain	26	—
Accumulated deficit	(114,029)	(108,136)
TOTAL STOCKHOLDERS’ EQUITY	170,735	142,075
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$297,642	$242,983

(a) Derived from the July 31, 2012 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended April 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(5,893)	$(3,864)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	16,190	6,280
Depreciation and amortization	4,637	4,251
Excess tax benefits from employee stock plans	(641)	—
Amortization of investment premium	265	—
Change in fair value of convertible preferred stock warrant liability	—	391
Other	103	—
Changes in operating assets and liabilities:
Accounts receivable, net	(6,565)	(438)
Inventory	(1,635)	(500)
Prepaid expenses, other current assets and other assets	(1,002)	(341)
Accounts payable and accrued liabilities	1,521	(284)
Accrued compensation	2,306	(194)
Deferred revenue, net	15,403	11,988
Other liabilities	6,145	(46)
Net cash provided by operating activities	30,834	17,243
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(113,325)	—
Proceeds from maturities of short-term investments	17,648	—
Purchases of property and equipment	(13,944)	(3,225)
Decrease in restricted cash	529	—
Net cash used in investing activities	(109,092)	(3,225)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under the employee stock plans	17,500	1,723
Payment of remaining unpaid initial public offering costs	(235)	—
Excess tax benefits from employee stock plans	641	—
Proceeds from initial public offering, net of offering costs	—	99,462
Net cash provided by financing activities	17,906	101,185
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(60,352)	115,203
CASH AND CASH EQUIVALENTS—Beginning of period	156,613	42,207
CASH AND CASH EQUIVALENTS—End of period	$96,261	$157,410
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Purchases of property and equipment not yet paid	$1,794	$—
Cash paid for income taxes, net	$809	$765
Change in liability due to vesting of early exercised stock options, net	$204	$174
Conversion of convertible preferred stock to common stock	$—	$107,506
Initial public offering costs not yet paid	$—	$1,277